UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2005

THE CYBER GROUP NETWORK CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	000-28153	33-0901534
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Post Office Box 948264, Maitland, FL 32794-8264
(Address of Principal Executive Offices)

(407) 645-4433
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

(a) Amendment to Bylaws. On December 16, 2005, the Board of Directors voted to amend and restate the Company’s Bylaws in their entirety, effective on December 16, 2005. The previous Bylaws were titled “The Bylaws of Hollywood Entertainment Network, Inc.” (Hollywood Entertainment Network, Inc. was Company’s previous name and referred to herein as the “Prior Bylaws). The new Bylaws are titled “Bylaws of The Cyber Group Network Corporation, a Nevada Corporation” (hereinafter referred to as the “New Bylaws”). The New Bylaws amend or modify a number of similar provisions in the Prior Bylaws with the intent of, among other things, clarifying, updating or enhancing the operation of the existing provisions. For example, the New Bylaws revises the number of days for which the Board of Directors of the Corporation may provide that the stock transfer books will be closed for the purpose of determining shareholders entitled to notice or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, from 50 days to 60 days. In addition, in lieu of closing the stock transfer books, the Board of Directors may now fix in advance a date as the record date for any such determination of shareholders, as long as the date is not more than 60 days, instead of 50 days as provided in the previous bylaws, from the date on which the particular action requiring such determination of shareholders is to be taken. The New Bylaws also amend the Prior Bylaws by allowing any action required to be taken at a shareholder meeting to be taken without a meeting if a written consent is set forth and is signed by a majority of the shareholders entitled to vote with respect to that subject matter, provided that if any greater proportion and voting power is required for such action, then such greater proportion of written consents shall be required. The New Bylaws also modifies the Prior Bylaws by providing that the number of directors shall be not less than one nor more than six. The New Bylaws also adds provisions including a provision granting the Board authority to determine the consideration for which the Company’s capital stock may be issued provided the shares may not be issued for less than the par value thereof, and that in the absence of fraud, such determination shall be conclusive. Further, the New Bylaws modify the provision for amending the bylaws because it now allows both the Board or the holders of a majority of the shares entitled at the time to vote for the election of directors to adopt, amend, or repeal the By-Laws of the Corporation.

The descriptions of the changes and the new provisions of the New Bylaws contained in this report are qualified in their entirety by reference to the full text of the Prior Bylaws, a copy of which was filed with the Commission on November 16, 1999 as Exhibit 3(b) to the Company’s Registration Statement on Form 10-SB and incorporated herein by reference, and the New Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the New Bylaws and by this reference is made a part hereof.

Item 9.01    Financial Statement and Exhibits.

Exhibit Number	Description

3.1	Bylaws of The Cyber Group Network Corporation, a Nevada Corporation

[SIGNATURES PAGE FOLLOWS]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2005	The Cyber Group Network Corporation

	By:	/s/ Weibing Lu
Weibing Lu
Chief Executive Officer

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